                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                             FIXED INCOME PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Agency Fixed Rate Mortgages              34.7%
Asset Backed Corporates                   6.3%
Collateralized Mortgage
Obligations--
Agency Collateral Series                  1.5%
Collateralized Mortgage
Obligations--
Non-Agency Collateral Series              2.7%
Commercial Mortgages                      2.2%
Finance                                   2.5%
Foreign Government                        1.2%
Industrials                               2.9%
Stripped Mortgage Backed
Securities--
Agency Collateral Series                  0.1%
Telephones                                0.6%
Transportation                            0.6%
U.S. Treasury Securities                 36.0%
Utilities                                 0.3%
Yankee Bonds                              3.7%
Other                                     4.7%

PERFORMANCE COMPARED TO THE SALOMON BROAD INVESTMENT GRADE INDEX(1)
------------------------------------

                        TOTAL RETURNS(2)
            -----------------------------------------
                                     AVERAGE ANNUAL
                           ONE            SINCE
               YTD         YEAR       INCEPTION(3)
            ----------  ----------  -----------------
PORTFOLIO..      3.55%       9.99%          9.08%
INDEX.....       3.96%      10.59%          9.51%

1. The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                  PERCENT OF
SECURITY                        INDUSTRY          NET ASSETS
-----------------------  ----------------------  -------------
U.S. Treasury                U.S. Treasury
 Securities                    Securities              36.0%
Federal Home Loan          Agency Fixed Rate
 Mortgage Corporation    Mortgages/Collateralized       25.0%
                         Mortgage Obligations-
                         Agency Collateral/Cash
                          Investments-Mortgage
Federal National           Agency Fixed Rate
 Mortgage Association    Mortgages/Collateralized       20.8%
                         Mortgage Obligations-
                           Agency Collateral/
                           Stripped Mortgage-
                         Backed Securities/Cash
                          Investments-Mortgage
Government National        Agency Fixed Rate
 Mortgage Association        Mortgages/Cash             9.9%
                          Investments-Mortgage
Residential Accredit         Collateralized
 Loans, Inc.                    Mortgage                1.8%
                         Obligations-Non-Agency
                               Collateral

TOP FIVE SECTORS
                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
-------------------------  ---------  -------------
U.S. Treasury Securities   $   9,820        36.0%
Agency Fixed Rate
 Mortgages                     9,471        34.7%
Asset Backed Corporates        1,721         6.3%
Yankee Bonds                   1,002         3.7%
Industrials                      802         2.9%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Government and Agencies securities, corporate bonds, mortgage-backed securities, foreign bonds and other fixed income securities and derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

For the six months ended June 30, 1998, the Portfolio had a total return of 3.55% compared to 3.96% for the Salomon Broad Investment Grade Index (the "Index"). For the one year period ended June 30, 1998, the Portfolio had a total return of 9.99% compared to 10.59% for the Index. From inception on January 2, 1997 to June 30, 1998, the Portfolio had an average annual total return of 9.08% compared to 9.51% for the Index. At June 30, 1998, the Portfolio had an SEC 30-day yield of 5.36%.

The U.S. economy remained quite resilient during the first quarter of 1998, apparently shrugging off any significant effects of the financial and economic situation in Asia. The second quarter of the year, however, brought with it a second phase of Asia's economic turmoil, primarily due to problems facing Japan. The aftershocks have been felt throughout Asia, and have also had a peripheral effect

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

on some other markets and economies outside of that region. The impact of all of this on the U.S. economy has been somewhat mixed. While domestic housing, consumption, and employment data during the second quarter continued to suggest a very healthy economy, there is some evidence that the export-related portions of the manufacturing sector have been unfavorably impacted by both the dollar's recent strength and by Asia's economic weakness.

For the six months ended June 30, 1998 corporate bond and interest-rate sensitivity decisions had the largest impact on relative underperformance during the period.

We have viewed real interest rates as being more attractive than nominal interest rates, as evidenced by the high real yields on the Treasury's inflation-linked securities (TIPS) and the low inflation expectations embedded in nominal Treasuries with similar maturities. This is why we accumulated a growing position in TIPS during the course of 1997, and why we entered the second quarter with a lower level of NOMINAL interest-rate sensitivity than the benchmark but with a slightly higher level of interest-rate sensitivity to changes in REAL interest rates. During the second quarter, it became clear that the Asian situation was likely to influence the global economic and inflation picture for a longer period than was envisioned just a few months ago. This increased our confidence that real yields are attractive but reduced our conviction that inflation expectations would rise. Consequently, we took action during the second quarter to reduce this risk to the Portfolio by bringing the level of nominal interest-rate sensitivity closer to that of the benchmark, while increasing exposure to real interest rates.

During the second quarter, we also reduced our exposure to an increase in the yield spread between short- and long-term interest rates--a "yield-curve steepening" position--so that we are currently neutral to changes in yield-curve shape. When we originally established the steepening position, it was because we viewed the yield-curve as too flat given the state of economic growth and inflation expectations. Since then, we have had continued strong economic growth without an increase in inflation. In such an environment, a flatter yield-curve is appropriate. As our steepening strategy was no longer a strong value position, we moved toward a neutral yield-curve position during the quarter.

Although corporate bond management enhanced relative performance during the first quarter, there was a widening of corporate yield spreads during the second quarter, particularly on yankee bonds, as a result of renewed concerns regarding Asia, and record levels of corporate debt issuance during a period of low nominal interest rates. While this led to underperformance for many of our corporate holdings relative to Treasury securities with similar interest-rate sensitivities, it also created an opportunity for us to increase corporate holdings to take advantage of these attractive yield spread levels. The impact of Asia's second wave also created an opportunity in Latin American yankee bonds, despite the presence of strong fundamentals in that region. Accordingly, we increased holdings of selected Latin American yankee issues to take advantage of attractive spread opportunities. In general, we believe that yankee bond yield spreads adequately reflect the market's concerns about Asia, and that they represent good value at this time. Highly-rated asset-backed securities continued to be an important component of our corporate strategy during the quarter.

After very strong performance last year, the mortgage area detracted from relative performance during the first half of this year. We re-established a position in fixed-rate current-coupon mortgages to capture their attractive option-adjusted spreads early in the year. The balance of the mortgage holdings emphasize commercial mortgage-backeds, adjustable-rate mortgages, and other examples of mortgage securities affording desirable prepayment protection and attractive yields relative to those found in the mortgage index.

With the U.S. continuing to have some of the most attractive real interest rates among the major industrialized countries, it has been difficult to identify superior opportunities among foreign bonds over the past few months. Accordingly, we reduced our foreign bond holdings from 3% to less than 2% during the first quarter, but extended maturities to preserve the effective interest rate sensitivity of the position. The holdings remained concentrated in continental European issues on a currency-hedged basis.

July 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1998
                                  (UNAUDITED)

  FACE
 AMOUNT                                                          VALUE
  (000)                                                          (000)
----------------------------------------------------------------------

FIXED INCOME SECURITIES (95.3%)
  AGENCY FIXED RATE MORTGAGES (34.7%)
  Federal Home Loan Mortgage Corporation
    Conventional Pools:
$     500   7.125%, 07/21/99.................................  $   507
    Gold Pools:
    July TBA
    2,400   6.50%, 4/15/28-6/15/28...........................    2,393
    1,200   7.50%, 4/15/28...................................    1,230
    August TBA
    1,150   6.50%, 6/15/28...................................    1,146
  Federal National Mortgage Association
    Conventional Pools:
      350   6.02%, 9/20/99...................................      351
    July TBA
    3,000   6.50%, 3/25/28-6/15/28...........................    2,988
    August TBA
      850   6.50%, 6/15/28...................................      846
  Government National Mortgage Association
    Conventional Pools:
        9   11.50%, 2/15/13..................................       10
                                                               -------
                                                                 9,471
                                                               -------
  ASSET BACKED CORPORATES (6.3%)
       75   Advanta Mortgage Loan Trust, Series 97-4 A2
              6.53%, 9/25/12.................................       75
            Arcadia Automobile Receivables Trust, Series:
       50   97-C A4, 6.375%, 1/15/03.........................       50
       75   97-D A3, 6.20%, 5/15/03..........................       75
      125   98-A A3, 5.90%, 11/15/02.........................      125
       63   Chevy Chase Auto Receivables Trust, Series 97-4 A
              6.25%, 6/15/04.................................       63
       36   Daimler Benz Auto Grantor Trust, Series 97-A A
              6.05%, 3/31/05.................................       36
            Empire Funding Home Loan Owner Trust, Series:
       50   97-4 A2, 7.16%, 5/25/12..........................       51
       75   97-5 A2, 6.59%, 5/25/14..........................       75
            First Plus Home Loan Trust, Series:
      100   97-4 A2, 6.30%, 8/10/09..........................      100
      150   98-4 A1, 5.65%, 10/12/09.........................      150
       72   First Security Auto Grantor Trust, Series 97-B A
              6.10%, 4/15/03.................................       72
      100   Ford Credit Auto Owner Trust, Series 97-B A3
              6.05%, 4/15/01.................................      100
       50   Green Tree Financial Corp., Series 97-7 A3 6.18%,
              9/15/09........................................       50
      125   IMC Home Equity Loan Trust, Series 98-1 A2 6.31%,
              12/20/12.......................................      125
   (e)150   Team Fleet Financing Corp., Series 98-3A 6.13%,
              10/25/04.......................................      149
            Home Equity Loan, Series:
       50   97-D A2, 6.475%, 6/15/12.........................       50
      125   98-A A2, 6.135%, 3/15/14.........................      125
            WFS Financial Owner Trust, Series:
       50   97-C A3, 6.10%, 3/20/02..........................       50
      125   98-A A3, 5.90%, 5/20/02..........................      125
       75   World Omni Automobile Lease Securitization Corp.,
              Series 97-B A2 6.08%, 11/15/03.................       75
                                                               -------
                                                                 1,721
                                                               -------

  FACE
 AMOUNT                                                          VALUE
  (000)                                                          (000)
----------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS--
    AGENCY COLLATERAL SERIES (1.5%)
  Federal Home Loan Mortgage Corporation, Series:
$     145   1381 SB Inv. F1. IO REMIC, 10.236%, 10/15/07.....  $    29
        5   1709-H PO REMIC, 1/15/24.........................        4
       10   1844-PC PO REMIC, 3/15/24........................        9
        5   1887-I PO, 10/15/22..............................        4
  Federal National Mortgage Association, Series:
      192   93-205 H PO REMIC, 9/25/23.......................      119
       10   96-14 PC PO,12/25/23.............................        8
      155   96-16 PB PO, 9/25/23.............................      139
       10   96-46 PB PO REMIC, 9/25/23.......................        8
        9   96-54 O PO,11/25/23..............................        7
       50   97-3 E PO,12/25/23...............................       43
       46   287 1 PO, 12/17/07...............................       34
                                                               -------
                                                                   404
                                                               -------
  COLLATERALIZED MORTGAGE OBLIGATIONS--
    NON-AGENCY COLLATERAL SERIES (2.7%)
      150   DLJ Commercial Mortgage Corp., Series 98-CG1 A1B
              6.41%, 6/10/31.................................      152
            Residential Accredit Loans, Inc., Series:
       50   97-QS12 A7 REMIC, 7.25%, 11/25/27................       50
      100   97-QS13 A7 REMIC, 7.25%, 12/25/27................      102
      125   98-QS1 A5, 7.00%, 1/25/28........................      126
      100   98-QS2 A7, 7.00%, 2/25/28........................      101
      100   98-QS4 A15, 7.00%, 3/25/28.......................      101
      100   Residential Asset Securitization Trust
              Association, Series 98-A1 A4 REMIC 6.75%,
              3/15/28........................................      100
                                                               -------
                                                                   732
                                                               -------
  COMMERCIAL MORTGAGES (2.2%)
            Asset Securitization Corp., Series:
      120   95-MD4 A1, 7.10%, 8/13/29........................      125
      248   97-D5 PS 1 IO (Floating Rate), 1.563%, 2/14/41...       26
       75   Commercial Mortgage Acceptance Corp., Series
              97-ML1 A3 6.53%, 12/15/30......................       76
       75   First Union-Lehman Brothers Commercial Mortgage
              Trust, Series 97-C1 A2 7.30%, 12/18/06.........       79
       50   GMAC Commercial Mortgage Securities, Inc., Series
              97-C1 A2 6.853%, 9/15/06.......................       52
       50   J.P. Morgan Commercial Mortgage Finance Corp.,
              Series 97-C5 A2 7.069%, 9/15/29................       52
       50   Lehman Large Loan, Series 97-LLI A2 6.84%,
              9/12/06........................................       52
       75   Midland Realty Acceptance Corp., Series 96-C2 A2
              7.233%, 1/25/29................................       79
       50   Mortgage Capital Funding, Inc., Series 97-MC1 A3
              7.288%, 7/20/27................................       53
                                                               -------
                                                                   594
                                                               -------
  FINANCE (2.5%)
      140   BT Preferred Capital Trust, Series II
              7.875%, 2/25/27................................      148
       70   BankAmerica Capital Corp., Series 2
              8.00%, 12/15/26................................       76
       45   Equifax, Inc. 6.90%, 7/1/28......................       45
       60   Equitable Companies, Inc. 6.50%, 4/1/08..........       61

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

  FACE
 AMOUNT                                                          VALUE
  (000)                                                          (000)
----------------------------------------------------------------------
$     100   First Plus Home Loan Trust, Series 97-3 A2,
              6.48%, 9/10/08.................................  $   100
      100   First Union Institutional Capital, Series I
              8.04%, 12/1/26.................................      109
    (e)95   Property Funding II 7.00%, 8/15/04...............       97
       35   Washington Mutual Capital 8.375%, 6/1/27.........       39
                                                               -------
                                                                   675
                                                               -------
  FOREIGN GOVERNMENT (1.2%)
  DEM 550   Government of Germany 7.375%, 12/2/02............      341
                                                               -------
  INDUSTRIALS (2.9%)
       70   American Standard, Inc. 7.375%, 4/15/05..........       69
    (e)70   CBS Corp. 7.15%, 5/20/05.........................       70
            Columbia/HCA Healthcare, Medium Term Note
       70   7.58%, 9/15/25...................................       66
       25   9.00%, 12/15/14..................................       27
            DR Structured Finance, Series:
       21   93-K1 A1, 6.66%, 8/15/10.........................       20
       10   94-K2 A2, 9.35%, 8/15/19.........................       11
      115   Fred Meyer, Inc. 7.375%, 3/1/05..................      116
       50   Kmart Funding Corp., Series F 8.80%, 7/1/10......       52
      100   Paramount Communications, Inc. 8.25%, 8/1/22.....      106
       50   Philip Morris Cos., Inc. 7.00%, 7/15/05..........       51
       70   Rhone-Poulenc Rorer, Inc., Series 92-A 3 8.62%,
              1/5/21.........................................       79
       80   Southland Corp. 5.00%, 12/15/03..................       70
    (e)65   Tenet Healthcare Corp. 7.625%, 6/1/08............       65
                                                               -------
                                                                   802
                                                               -------
  STRIPPED MORTGAGE BACKED SECURITIES--
    AGENCY COLLATERAL SERIES (0.1%)
       37   Federal National Mortgage Association, Series 249
              1 PO 10/25/23..................................       28
                                                               -------
  TELEPHONES (0.6%)
       45   Cablevision Systems Corp. 7.875%, 12/15/07.......       47
            Lenfest Communications, Inc.
    (e)60   7.625%, 2/15/08..................................       62
       15   8.375%, 11/1/05..................................       16
    (n)50   Teleport Communications Group, Inc.
              0.00%, 7/1/07..................................       43
                                                               -------
                                                                   168
                                                               -------
  TRANSPORTATION (0.6%)
       90   Continental Airlines, Series 98-1 A
              6.648%, 9/15/17................................       91
       70   Union Pacific Corp. 6.625%, 2/1/08...............       70
                                                               -------
                                                                   161
                                                               -------
  U.S. TREASURY SECURITIES (36.0%)
    1,925   U.S. Treasury Bond 8.750%, 8/15/20...............    2,647
            U.S. Treasury Notes
    1,266   3.375%, 1/15/07 (Inflation Indexed)..............    1,226
      454   3.625%, 7/15/02 (Inflation Indexed)..............      449
      450   3.625%, 1/15/08 (Inflation Indexed)..............      444
    4,000   6.375%, 3/31/01..................................    4,085
   (j)875   7.50%, 2/15/05...................................      969
                                                               -------
                                                                 9,820
                                                               -------
  FACE
 AMOUNT                                                          VALUE
  (000)                                                          (000)
----------------------------------------------------------------------
  UTILITIES (0.3%)
            Niagara Mohawk Power, Series:
$      47   G, 7.75%, 10/1/08................................  $    48
    (n)66   H, 0.00%, 7/1/10.................................       45
                                                               -------
                                                                    93
                                                               -------
  YANKEE (3.7%)
   (e)100   AST Research, Inc. 7.45%, 10/1/02................       82
       80   Empresa Nacional Electricidad 7.75%, 7/15/08.....       80
       75   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....       73
       65   Grupo Minero Mexicano SA de CV, Series A 8.25%,
              4/1/08.........................................       62
   (e)100   Hutchison Whampoa Financial, Series B 7.45%,
              8/1/17.........................................       80
       65   Korea Development Bank 7.375%, 9/17/04...........       53
    (e)50   Multicanal S.A. 10.50%, 4/15/18..................       48
            National Power Corp.
       25   7.875%, 12/15/06.................................       22
       25   8.40%, 12/15/16..................................       22
   (e)115   Petrozuata Finance, Inc. 8.22%, 4/1/17...........      116
   (e)150   Ras Laffan Liquefied Natural Gas Co. 8.294%,
              3/15/14........................................      148
       80   Republic of Argentina (Floating Rate) 5.75%,
              3/31/23........................................       59
    (n)30   Republic of Argentina Par, Series L 5.50%,
              3/31/23........................................       22
       80   Republic of Colombia 8.70%, 2/15/16..............       72
       70   Republic of Korea, Global Bond 8.875%, 4/15/08...       63
                                                               -------
                                                                 1,002
                                                               -------
TOTAL FIXED INCOME SECURITIES (COST $25,928).................   26,012
                                                               -------
SHORT-TERM INVESTMENTS (35.2%)
  CASH INVESTMENTS--MORTGAGE (19.7%)
      101   BA Mortgage Securities, Inc., Series 97-1 A2
              (Floating Rate) 6.1484%, 07/25/26..............      101
  Federal Home Loan Mortgage Corporation
    Conventional Pools:
      352   10.00%, 10/1/10-12/1/19..........................      385
       82   10.50%, 1/1/10-5/1/19............................       89
      186   11.50%, 10/1/15-5/1/19...........................      210
    Gold Pools:
      186   9.50%, 12/1/22...................................      203
      172   10.00%, 6/1/17...................................      190
    Series:
      137   1710-D (Floating Rate) 6.1375%, 6/15/20..........      138
       21   1933-FQ REMIC (Floating Rate) 6.4375%, 3/15/25...       21
       11   1933-FM REMIC (Floating Rate) 6.4375%, 3/15/25...       11
      147   2030-F (Floating Rate) 6.1563%, 2/15/28..........      148
      100   2054-FC (Floating Rate) 6.025%, 5/15/28..........      100
  Federal National Mortgage Association
    Conventional Pools:
       57   10.00%, 9/1/10-5/1/22............................       63
       20   10.50%, 1/1/16...................................       22
      195   11.00%, 3/1/19-6/1/19............................      219
      108   11.50%, 7/1/13-11/1/19...........................      123
       58   12.00%, 11/1/11-9/1/12...........................       67
       25   13.00%, 10/1/15..................................       29
    Series:
      135   98-43 FC (Floating Rate) 6.0375%, 7/18/28........      135

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

  FACE
 AMOUNT                                                          VALUE
  (000)                                                          (000)
----------------------------------------------------------------------
$      59   94-50FD REMIC (Floating Rate) 6.1375%, 3/25/24...  $    60
      250   98-22 FA REMIC (Floating Rate) 6.0563%,
              4/18/22........................................      250
      123   97-70 FA REMIC (Floating Rate) 6.1063%,
              7/18/20........................................      123
  Government National Mortgage Association
    Conventional Pools:
      139   7.00%, 3/20/25...................................      142
      124   7.375%, 4/20/25-6/20/25..........................      126
    1,282   10.00%, 11/15/09-12/15/20........................    1,424
      297   10.50%, 9/15/17-8/15/20..........................      333
      226   11.00%, 1/15/10-4/15/20..........................      258
       37   11.50%, 5/15/13-9/15/15..........................       42
       76   12.00%, 1/15/14-12/15/14.........................       88
    Adjustable Rate Mortgages:
       80   7.00%, 3/20/25...................................       82
      193   7.375%, 4/20/25-6/20/25..........................      197
                                                               -------
                                                                 5,379
                                                               -------
  CASH INVESTMENTS--OTHER (4.7%)
       50   CIT Group Home Equity Loan Trust, Series 97-1 A3
              6.25%, 9/15/01.................................       50
      150   Contimortgage Home Equity Loan Trust, Series 98-2
              A2B PAC 5.63%, 03/15/13........................      150
      114   EQCC Home Equity Loan Trust, Series 98-1 A1F
              6.21%, 12/15/07................................      114
      125   Empire Funding Home Loan Owner Trust, Series 98-2
              A1 5.65%, 4/25/08..............................      125
      125   General Motors Acceptance Corp., Series 97-A A
              6.50%, 4/15/02.................................      125
            Honda Auto Receivables Grantor Trust, Series:
       63   97-A A, 5.85%, 2/15/03...........................       63
       71   97-B A, 5.95%, 5/15/03...........................       71
      141   Nissan Auto Receivables Grantor Trust, Series
              97-A A 6.15%, 2/17/03..........................      141
      175   Residential Funding Mortgage Securities, Inc.,
              Series 98-HI2 A1 5.696%, 2/25/10...............      175
            UCFC Home Equity Loan, Series:
      114   98-A A1, 5.70%, 07/15/11.........................      114
      150   98-B A1, 5.65%, 6/15/10..........................      150
                                                               -------
                                                                 1,278
                                                               -------
  REPURCHASE AGREEMENT (10.8%)
    2,938   Chase Securities, Inc. 5.40%, dated 6/30/98, due
              7/1/98, to be repurchased at $2,938,
              collateralized by U.S. Treasury Bonds, 8.875%,
              due 2/15/19, valued at $3,011..................    2,938
                                                               -------
TOTAL SHORT-TERM INVESTMENTS (COST $9,598)...................    9,595
                                                               -------
                                                                 VALUE
                                                                 (000)
----------------------------------------------------------------------
TOTAL INVESTMENTS (130.5%) (COST $35,526)....................  $35,607
                                                               -------

OTHER ASSETS (8.7%)
  Receivable for Investments Sold................  $  1,997
  Interest Receivable............................       363
  Receivable for Portfolio Shares Sold...........         7
  Net Unrealized Gain on Foreign Currency
   Exchange Contracts............................         5    2,372
                                                   --------
LIABILITIES (-39.2%)
  Payable for Investments Purchased..............   (10,643)
  Professional Fees Payable......................       (26)
  Investment Advisory Fees Payable...............        (7)
  Administrative Fees Payable....................        (6)
  Custodian Fees Payable.........................        (2)
  Payable for Daily Variation on Futures
   Contracts.....................................        (2)
  Bank Overdraft.................................        (2)
  Other Liabilities..............................       (10) (10,698)
                                                   --------  -------
NET ASSETS (100%)..........................................  $27,281
                                                             -------
                                                             -------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 2,531,477 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..........................  $ 10.78
                                                             -------
                                                             -------
NET ASSETS CONSIST OF:
Paid in Capital............................................  $26,394
Undistributed Net Investment Income........................      584
Accumulated Net Realized Gain..............................      233
Unrealized Appreciation on Investments, Foreign Currency
  Translations and Futures Contracts.......................       70
                                                             -------
NET ASSETS.................................................  $27,281
                                                             -------
                                                             -------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                              NET
   CURRENCY                                 IN EXCHANGE                   UNREALIZED
  TO DELIVER        VALUE     SETTLEMENT        FOR           VALUE       GAIN (LOSS)
     (000)          (000)        DATE          (000)          (000)          (000)
---------------  -----------  -----------  --------------  -----------  ---------------
    DEM     635   $     353      7/29/98   U.S.$      358   $     358      $       5
                      -----                                     -----            ---
                      -----                                     -----            ---

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

---------------------------------------------------

FUTURES CONTRACTS:

At June 30, 1998, the following futures contracts were open:

                                                                        UNREALIZED
                                             AGGREGATE                 APPRECIATION
                                NUMBER      FACE VALUE   EXPIRATION   (DEPRECIATION)
                             OF CONTRACTS      (000)        DATE           (000)
                             -------------  -----------  -----------  ---------------
PURCHASES:
U.S. Treasury 5 Year Note           10      U.S.$ 1,097     Sept-98     U.S.    $8
U.S. Treasury Long Bond              3             371      Sept-98              6
Municipal Bond                       4             498      Sept-98              3

SALES:
U.S. Treasury 10 Year Note          30           3,415      Sept-98            (32)
                                                                      ---------------
                                                                        U.S.$  (15)
                                                                      ---------------
                                                                      ---------------

----------------------------------------------------------------

(e)   --  144A Security -- certain conditions for public sale may exist.
(j) -- A portion of these securities was pledged to cover margin requirements for future contracts.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity date.
DEM   --  German Mark
IO    --  Interest Only
PO    --  Principal Only
REMIC  -- Real Estate Mortgage Investment Conduit
TBA   --  Security is subject to delayed delivery. See Note A7 to Financial
          Statements.
Inv. FIO. -- Inverse Floating Rate -- Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at June 30, 1998.
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1998.
Inflation Indexed Security -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on June 30, 1998.

----------------------------------------------------------------
At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                            NET
 COST   APPRECIATION   (DEPRECIATION)   APPRECIATION
(000)      (000)           (000)           (000)
------  ------------   --------------   ------------
$35,526     $190            $(109)          $81

For the six months ended June 30, 1998, purchases and sales of investment securities for the Fixed Income Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $10,291,000 and $3,816,000 respectively. Long-term U.S. Government securities purchases and sales were approximately $38,921,000 and $25,230,000, respectively.

At June 30, 1998, a significant portion of the Portfolio's assets were invested in mortgage and other asset backed investments. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                       SIX MONTHS ENDED
                                          JUNE 30, 1998
                                            (UNAUDITED)
                                                  (000)
-------------------------------------------------------

INVESTMENT INCOME:
  Interest                             $            657
                                                -------
EXPENSES:
  Investment Advisory Fees                           42
  Less: Fees Waived                                 (39)
                                                -------
  Net Investment Advisory Fees                        3
  Administrative Fees                                29
  Professional Fees                                  21
  Shareholder Reports                                16
  Custodian Fees                                      4
  Directors' Fees and Expenses                        1
  Other                                               1
                                                -------
    Net Expenses                                     75
                                                -------
Net Investment Income                               582
                                                -------
NET REALIZED GAIN ON:
  Investments Sold                                  149
  Futures Contracts                                   6
                                                -------
    Net Realized Gain                               155
                                                -------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                       (53)
  Foreign Currency Translations                      (8)
  Futures Contracts                                 (19)
                                                -------
    Change in Unrealized
     Appreciation/Depreciation                      (80)
                                                -------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                          75
                                                -------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $            657
                                                -------
                                                -------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                       SIX MONTHS ENDED          PERIOD FROM
                                          JUNE 30, 1998  JANUARY 2, 1997* TO
                                            (UNAUDITED)    DECEMBER 31, 1997
                                                  (000)                (000)
----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $            582  $               534
  Net Realized Gain                                 155                  222
  Change in Unrealized
    Appreciation/Depreciation                       (80)                 150
                                               --------             --------
  Net Increase in Net Assets
    Resulting from Operations                       657                  906
                                               --------             --------
DISTRIBUTIONS:
  Net Investment Income                              --                 (526)
  Net Realized Gain                                  --                 (150)
                                               --------             --------
  Total Distributions                                --                 (676)
                                               --------             --------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                      14,254               20,590
 Distributions Reinvested                            --                  676
 Redeemed                                          (390)              (8,736)
                                               --------             --------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions               13,864               12,530
                                               --------             --------
 Total Increase in Net Assets                    14,521               12,760
NET ASSETS:
  Beginning of Period                            12,760                   --
                                               --------             --------
  End of Period (Including
    undistributed net investment
    income of $584 and $2,
    respectively)                      $         27,281  $            12,760
                                               --------             --------
                                               --------             --------
----------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                           1,343                1,970
      Shares Issued on Distributions
       Reinvested                                    --                   65
      Shares Redeemed                               (37)                (810)
                                               --------             --------
    Net Increase in Capital Shares
     Outstanding                                  1,306                1,225
                                               --------             --------
                                               --------             --------
----------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                       PERIOD FROM
                                           SIX MONTHS ENDED       JANUARY 2, 1997*
                                              JUNE 30, 1998        TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)                   1997
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.41                $ 10.00
                                                   -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.23                   0.46
  Net Realized and Unrealized Gain                    0.14                   0.53
                                                   -------                -------
  Total From Investment Operations                    0.37                   0.99
                                                   -------                -------
DISTRIBUTIONS
  Net Investment Income                                 --                  (0.45)
  Net Realized Gain                                     --                  (0.13)
                                                   -------                -------
  Total Distributions                                   --                  (0.58)
                                                   -------                -------
NET ASSET VALUE, END OF PERIOD                     $ 10.78                $ 10.41
                                                   -------                -------
                                                   -------                -------
TOTAL RETURN                                          3.55%                  9.93%
                                                   -------                -------
                                                   -------                -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                  $27,281                $12,760
Ratio of Expenses to Average Net
  Assets                                              0.70%**                0.70%**
Ratio of Net Investment Income to
  Average Net Assets                                  5.49%**                5.66%**
Portfolio Turnover Rate                                 99%                   185%
----------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                         $  0.02                $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      1.07%**                1.71%**
  Net Investment Income to Average
    Net Assets                                        5.12%**                4.65%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements cover only the Fixed Income Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management Inc. has

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market.

11. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Fixed Income Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST        $500 MILLION        THAN
PORTFOLIO                    $500 MILLION     TO $1 BILLION    $1 BILLION
--------------------------  ---------------  ---------------  -------------
Fixed Income..............         0.40%            0.35%           0.30%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Rene J. Feuerman
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.